UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 1, 2004

                                 Zone4Play, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                         333-91356               98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


             103 Foulk Road, Suite 202, Wilmington, Delaware 19803
             -----------------------------------------------------
             (Address of principal executive offices and Zip Code)

                   4526 Neville Street, Burnaby, B.C. V5J 2G8
                   -------------------------------------------
          (Former address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (302) 691-6177

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 1, 2004, the Registrant issued a press release announcing that it had closed a $1,200,000 private placement, consisting of 1,500,000 shares of its common stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)   Not applicable.

(b)   Not Applicable.

(c)   Exhibits:

      Exhibit Number            Description

         99.1                   Press Release of Zone4Play, Inc. dated
                                April 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Zone4Play, Inc.


                                      /s/  Shimon Citron
                                      ------------------
                                           Shimon Citron,
                                           Chief Executive Officer and President



Date: April 2, 2004